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APPENDIX I

                              NON-QUALIFIED STOCK OPTION

To:       ______________________________________________________________________
                                         Name

          ______________________________________________________________________
                                       Address

Date: __________________________________

    You are hereby granted an option, effective as of the date hereof, to purchase 22,500 shares of common stock (par value $.001 per share) ("Common Stock") of American Business Financial Services, Inc. (the "Company") at a price of $2.67 per share, or if higher, the price at which the Common Stock is, to the knowledge of the Company, first traded within six months after the date hereof, pursuant to the Company's 1995 Stock Option Plan for Non-Employee Directors (the "Plan").

    Your option may first be exercised on and after the date hereof for up to 100% of the total number of shares of Common Stock which are subject to this option minus the number of shares previously purchased by exercise of the option (as adjusted for any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances).

    You may exercise your option by giving written notice to the Secretary of the Company on forms supplied by the Company at its then principal executive office, accompanied by payment of the option price for the total number of shares you specify that you wish to purchase. The payment may be in any of the following forms: (a) cash, which may be evidenced by a check; (b) (unless prohibited by the Board of Directors) certificates representing shares of Common Stock of the Company, which will be valued by the Secretary of the Company at the fair market value per share of the Company's Common Stock (as determined in accordance with the Plan) on the date of delivery of such certificates to the Company, accompanied by an assignment of the stock to the Company; or
(c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of the Company valued as provided in clause (b). Any assignment of stock shall be in a form and substance satisfactory to the Secretary of the Company, including guarantees of signature(s) and payment of all transfer taxes if the Secretary deems such guarantees necessary or desirable. Notwithstanding the foregoing, if you exercise your option within three years after the date hereof, the option may only be exercised with cash.


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    If you exercise your option and cease to be a director of the Company for any reason whatsoever (except your death) prior to three years after the date hereof, the Company will have an option to repurchase any Unvested Shares of Common Stock which you acquired under this option at a purchase price equal to the option exercise price which you paid to the Company under this option plus interest thereon at the rate of 8% per annum, such interest to commence on the date the Company received the option exercise price from you. The term "Unvested Shares" shall refer to the following number of shares of Common Stock acquired under this option: if you cease to be a director during the first one year period after the date hereof, any shares acquired in excess of 40% of the total number of shares of Common Stock subject to this option; if you cease to be a director during the second one year period after the date hereof, any shares acquired in excess of 60% of the total number of shares subject to this option; if you cease to be a director during the third one year period after the date hereof, any shares acquired in excess of 80% of the total number of shares subject to this option. The Company's option must be exercised within six (6) months after the date you ceased to be a director of the Company for any reason whatsoever (except your death) provided such cessation occurred within three years after the date hereof.

    In the event that the Plan is not approved by the stockholders of the Company, the Company shall repurchase, and you shall sell to the Company, all shares of Common Stock acquired pursuant to the exercise of this option prior to the stockholders meeting at which the Plan was submitted for stockholder approval, at a purchase price equal to the option exercise price which you paid to the Company plus interest thereon at the rate of 8% per annum.

    Your option will, to the extent not previously exercised by you, terminate three months after the date on which you cease to be a director of the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reelected or otherwise and regardless of whether the failure to continue as a director was for cause or otherwise), but in no event later than ten years from the date this option is granted. After the date you cease to be a director, you may exercise this option only for the number of shares which you had a right to purchase and did not purchase on the date you ceased to be a director. If you are a director of a subsidiary corporation, your directorship shall be deemed to have terminated on the date such company ceases to be a subsidiary corporation, unless you are also a director of the Company or another subsidiary corporation, or on that date became a director of the Company or another subsidiary corporation. Your directorship shall not be deemed to have terminated if you cease being a director of the Company or a subsidiary corporation but are or concurrently therewith become a director of the Company or another subsidiary corporation.


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    If you die while a director of the Company or a subsidiary corporation, executor or administrator, as the case may be, may, at any time within three months after the date of your death (but in no event later than ten years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase during your lifetime. If your directorship with the Company or a subsidiary corporation is terminated by reason of your becoming disabled, you or your legal guardian or custodian may at any time within three months after the date of such termination (but in no event later than 10 years from the date this option is granted), exercise the option as to any shares which you had a right to purchase and did not purchase prior to such termination. Your executor, administrator, guardian or custodian must present proof of his authority satisfactory to the Company prior to being allowed to exercise this option.

    In the event of any change in the outstanding shares of the Common Stock of the Company by reason of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, transfer of assets, reorganization, conversion or what the Board of Directors deems in its sole discretion to be similar circumstances, the number and kind of shares subject to this option and the option price of such shares shall be appropriately adjusted in a manner to be determined in the sole discretion of the Board of Directors. Notwithstanding the foregoing, there shall be no adjustment made to the number of shares subject to this option and the option price with respect to the stock split effective October 1, 1995.

    This option is not transferable otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you, including, for this purpose, your legal guardian or custodian in the event of disability. Until the option price has been paid in full pursuant to due exercise of this option and the purchased shares are delivered to you or such trust, you do not have any rights as a stockholder of the Company. The Company reserves the right not to deliver to you the shares purchased by virtue of exercise of this option during any period of time in which the Company deems, in its sole discretion, that such delivery may not be consummated without violating a federal, state, local or securities exchange rule, regulation or law.

    Notwithstanding anything to the contrary contained herein, this option is not exercisable during any period of time in which the Company deems that the exercisability of this option, the offer to sell the shares optioned hereunder, or the sale thereof, may violate a federal, state, local or securities exchange rule, regulation or law, or may cause the Company to be legally obligated to issue or sell more shares than the Company is legally entitled to issue or sell.


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    The following two paragraphs shall be applicable if, on the date of exercise of this option, the Common Stock to be purchased pursuant to such exercise has not been registered under the Securities Act of 1933, as amended, and under applicable state securities laws, and shall continue to be applicable for so long as such registration has not occurred:

         (a) The optionee hereby agrees, warrants and represents that he will acquire the Common Stock to be issued hereunder for his own account for investment purposes only, and not with a view to, or in connection with, any resale or other distribution of any of such shares, except as hereafter permitted. The optionee further agrees that he will not at any time make any offer, sale, transfer, pledge or other disposition of such Common Stock to be issued hereunder without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company to the effect that the proposed transaction will be exempt from such registration. The optionee shall execute such instruments, representations, acknowledgements and agreements as the Company may, in its sole discretion, deem advisable to avoid any violation of federal, state, local or securities exchange rule, regulation or law.


         (b) The certificates for Common Stock to be issued to the optionee hereunder shall bear the following legend:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under applicable state securities laws. The shares have been acquired for investment and may not be offered, sold, transferred, pledged or otherwise disposed of without an effective registration statement under the Securities Act of 1933, as amended, and under any applicable state securities laws or an opinion of counsel acceptable to the Company that the proposed transaction will be exempt from such registration."

The foregoing legend shall be removed upon registration of the legended shares under the Securities Act of 1933, as amended, and under any applicable state laws or upon receipt of any opinion of counsel acceptable to the Company that said registration is no longer required.


    The sole purpose of the agreements, warranties, representations and legend set forth in the two immediately preceding paragraphs is to prevent violations of the Securities Act of 1933, as amended, and any applicable state securities laws.

    This option shall be subject to the terms of the Plan in effect on the date this option is granted, which terms are hereby


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incorporated herein by reference and made a part hereof. In the event of any conflict between the terms of this option and the terms of the Plan in effect on the date of this option, the terms of the Plan shall govern. This option constitutes the entire understanding between the Company and you with respect to the subject matter hereof and no amendment, supplement or waiver of this option, in whole or in part, shall be binding upon the Company unless in writing and signed by the President of the Company. This option and the performances of the parties hereunder shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.


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    Please sign the copy of this option and return it to the Company's
Secretary, thereby indicating your understanding of and agreement with its terms and conditions.


                                       AMERICAN BUSINESS FINANCIAL
                                       SERVICES, INC.


         (SEAL)              By:_______________________________________________


    I hereby acknowledge receipt of a copy of the foregoing stock option and, having read it hereby signify my understanding of, and my agreement with, its terms and conditions.


______________________________                    ______________________________
    (Signature)                                            (Date)


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